UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21405

TrendStar Investment Trust

7300 College Blvd., Suite 308, Overland Park, KS 66210

J. Michael Landis

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-661-2900

Date of fiscal year end:	09/30

Date of reporting period:	03/31/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

See Attachment

Semi-Annual Report

March 31, 2007

(Unaudited)

Fund Advisor:

TrendStar Advisors, LLC

7300 College Blvd., Suite 308

Overland Park, KS 66210

Toll Free 1-888-747-4872

Dear Fellow Shareholders

The Dow Jones Industrial Average reached a new high in February and has climbed even higher since the end of our semi-annual period, completed on March 31, 2007. Although the S&P 500 has yet to return to its March 2000 peak, it is also very close to a new record. Stock markets that hit new highs (and lows) should be scrutinized very carefully. While the market was setting new lows in 2002, predictions of single-digit-returns for the next several years became a common refrain of many market commentators. An interesting lesson in the history of stock market prognostication can be obtained by typing both the phrase “single digit returns” (put all three words in quotes) and the year “2002” into Google. What you’ll find is a long list of press articles and mutual fund quarterly reports to shareholders that forecasted an ensuing era of single digit returns through the end of the decade.

A funny thing happened along the road to recovery. After experiencing three consecutive down years, many market analysts assumed that the ability of corporations to grow earnings had been severely impaired after the bursting of the market bubble, excess capacity would depress profit margins for years to come, consumer confidence would take years to recover, the market’s P/E ratio remained too high, and interest rates were so low they had nowhere to go but up, putting more downward pressure on the market. Or, perhaps the bear market had created a wave of irrational pessimism, just as the 1990s bull market had spawned its own wave of irrational exuberance.

During the period when so many people were forecasting slow-to-no-growth, we argued in an interview with Louis Rukeyser (in the April 2003 issue of Louis Rukeyser’s Mutual Funds) that single digit returns for the remainder of the decade were very unlikely. Our thesis then was that the decade from the beginning of 2000 to the end of 2009 was unlikely to become one of the worst 10-year periods in the history of the U.S. equity market—which is just what single digit returns from 2003 to 2009 implied it would be. Don’t get us wrong, we do believe that the 10-year holding period from the beginning of 2000 to the end of 2009 will be a below average period for investors, because it began with an extremely overvalued market. However, forecasts made in 2003 of single-digit returns for the remainder of the decade, after the market had already fallen by about 40%, suggested that the 10-year return for 2000-2009 would be far worse than that experienced during the decade surrounding the Great Depression, and with that forecast we strongly disagreed.

The overvalued environment at the end of 1999 has made the past seven years a very poor period for investors. Figure 1 shows that a dollar invested at the market peaks of both the roaring twenties and the booming nineties led to comparable returns over the subsequent seven years. Yet nearly all other measures of economic health show what our grandparents understood all too well. By 1933, the unemployment rate had reached 25%, real GDP had fallen 27% from the 1929 peak, and many had resorted to waiting in soup lines to get enough to eat. By comparison, our recent post-bubble experience included a rise in unemployment to only slightly above 6% and a mild recession. Rather than the economic contraction experienced in the 1930s, real GDP rose 6% from the end of 1999 to the end of 2002. Investors at the end of the twentieth century experienced a bubble in stock prices not unlike that of 1929, but the economic news was dramatically different.

Seven years after the market peak of 19991 U.S. economic growth has been so strong it caused the Fed to wage a two year battle in an effort to halt inflationary pressures. Many businesses can’t find enough workers with unemployment at 4.5%. By the end of 2006, wealth, as measured by real per capita GDP, was 12% higher than at the bubble peak of 1999. Real corporate earnings and real GDP were 69% and 21% higher, respectively. Contrast this to the situation seven years past the 1929 peak. In 1936 real per capita GDP and corporate earnings were still 5% and 22% below their 1929 peaks. And consider today’s almost synchronized worldwide growth as is evident by the booming foreign markets of China and India and the global expansion of trade. This compares with the dire state of the 1930s, with countries such as Germany giving rise to Hitler and the Nazi party.

The 2000-2009 decade will ultimately take its place in the histogram of 10-year real (inflation-adjusted) returns of Figure 2. This histogram groups the real annualized return for each 10-year period from the beginning of 1926 though the end of 2006. It is important to note that we eliminated the effects of inflation by using only real returns. Where you believe 2000-09 will fall in the distribution of 10-year returns is based on a number of factors. In a recently published TrendStar Observer2 we argued in detail that the market, which was by our estimate overvalued by a factor of 1.8x at the beginning of 2000, might well experience about a 3% annualized real return for the 2000-2009 decade. That would place it between the real returns experienced by the market during the 1929-1938 and 1938-1947 decades.

We believe that much of the market’s strength over the past year is largely explained by the severe reduction in equity prices during 2000, 2001 and 2002, followed by a strong and sustained economic expansion that yielded unusually strong corporate earnings growth post 9-11. Investor’s desire to reduce the risk associated with holding stocks required much greater risk premium, which collapsed P/E levels through the end of 2002. However, earnings growth since the mild recession of 2001 has overwhelmed perceptions of greater risk. We believe that equity returns are ultimately tied to earnings growth, and earnings growth is driven by long-term expansion of the economy. Today, U.S. corporations derive much of their growth from the expansion of economies beyond the United States’ borders. This additional component of growth has made it increasingly difficult for those that have had negative views of our stock market to rationalize the current strength of stocks.

1 Using monthly data, the inflation-adjusted peak of the S&P 500 occurred December 31, 1999.

2For the details of our calculation, see “A Brief History of the Future—Looking Back Ten Years...from 2009,” TrendStar Observer Topical Study #4, February 2007.

Our view is that the recent strength in the market has largely been a delayed reaction to very strong earnings growth that commenced at a time of extreme undervaluation for stocks in late 2002. Based on our assessment of the fair market value for stocks at the end of 1999 and the subsequent strength of corporate earnings growth, we believe the 10-year annualized real return for 2000-2009 will likely fall in the 3% range. While 2000-09 will be poor by historical standards, as shown in Figure 2, it also suggests that the remaining few years could continue to be quite positive for stocks.

During the past six months the total return for the TrendStar Small Cap Fund was a positive 10.29%, vs a total return of 11.46% during the same period for the Russell 2000 Growth Index*. Three of the top five contributors to the Fund’s performance received acquisition proposals during the period. Biosite and Molecular Devices were long-time holdings of the Fund, having first been purchased on the Fund's first day of operation, October 31, 2003. Investors Financial was first purchased on March 28, 2005. All three of these stocks illustrate our willingness to hold securities for an extended period of time based on our long-term view of the growth prospects for the companies and their valuations at the time of purchase. Other stocks in the top five contributors to performance were Zoll Medical, a manufacturer of pacing and defibrillation devices, and Varian Semiconductor, a maker of ion implantation equipment for the manufacture of semiconductor components. The five stocks with the most negative contribution to performance were Benchmark Electronics, Cree, ICU Medical, CACI International and BankAtlantic Bancorp. We have been particularly disappointed in Cree’s performance, but remain very optimistic about its future. Cree is a manufacturer of light emitting diodes (LEDs) and packaged LED lighting products. We first bought the stock in January 2005 after it had fallen from a high of $40 per share to near $23. Today the stock remains under $20 per share due to severe price competition in older large markets, such as LEDs used for the backlighting of cell phone keypads. We remain confident that new markets—such as backlighting for laptop screens in the near-term and overhead lighting in the long-term—will continue to emerge as LED performance continues to be driven by Haitz’s Law, which predicts a doubling of LED luminous output every 18 to 24 months. Since, neither traditional incandescent nor compact fluorescent bulbs experience these rates of improvement, we believe LEDs will continue to gain market share in a wide variety of applications.

The TrendStar American Endeavor Fund had a total return of 7.52% during the six months ending March 31, 2007, vs a total return of 5.57% during the same period for the S&P 500/Citigroup Growth Index*. The Fund’s performance was very broad-based and not driven by any one industry or sector. The top five contributors to the portfolio returns were; Tiffany & Co. (retail), Johnson Controls (automotive and building controls), Goldman Sachs (financial), McDonald’s (restaurant), and Schering Plough (pharmaceutical). Tiffany, which receives approximately one-half of its revenue from outside the U.S. is positioned well to participate from growth in China and India along with the rapid growth of high-income baby boomers in the United States. Johnson Controls has been one of the Fund’s better long-term performers, despite its nearly 50 percent revenue exposure to the troubled automotive industry. However, its building efficiency segment (heating, ventilation and air-conditioning) has been buoyed by the rise in energy costs. The most negative impact to the Fund came from: Jabil Circuits, Symantec, and Johnson & Johnson. J&J has been a poor performer of late due to a variety of concerns ranging from increased scrutiny of the effectiveness of drug-coated stents, where J&J is a leader, to the risk of reduced insurance coverage for one of its largest drugs for the treatment of anemia. We believe J&J’s strong pipeline of new drugs and attractive valuation will make it a strong performer.

On behalf of all of us at TrendStar Funds, we want to thank you for the confidence that you’ve placed in us and we look forward to reporting to you on the progress of your Funds in the years ahead.

Thomas W. Laming	James McBride
President & Portfolio Manager	Treasurer & Portfolio Manager

*

The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Growth Index, and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Fund's portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com. The TrendStar Funds are distributed by Unified Financial Securities, Inc.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Funds may be lower or higher than the performance quoted. The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-888-747-4872 or visiting www.trendstarfunds.com.

* Annualized.
** Return figures reflect any change in price per share and assume the reinvestment of all distributions.

*** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Russell 2000 Index, Russell 2000 Growth Index, S&P 500 Index and S&P 500/Citigroup Growth Index (previously S&P 500 Barra Growth Index) are widely recognized unmanaged indices representative of broader markets and ranges of securities than is found in the Funds’ portfolios. Individuals cannot invest directly in the Indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

**** The Lipper classification averages represent a simple average of all funds within a given Lipper classification.

Funds are distributed by Unified Financial Securities, Inc.

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through March 31, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The chart above assumes an initial investment of $10,000 made on October 31, 2003 (commencement of Fund operations) and held through March 31, 2007. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

1As a percent of net assets.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies with capitalizations that fall within or below the market capitalization ranges of companies included in the S&P Small Cap 600 Index or the Russell 2000 Index within the previous three years of purchase. As of March 31, 2007, the S&P Small Cap 600 Index included companies with market capitalizations ranging from $93 million to $3,948 million, and the Russell 2000 Index included companies with market capitalizations ranging from $48 million to $3,758 million.

1As a percent of net assets.

2U.S. companies generating less than 33 1/3% of sales outside the United States.

The Fund normally invests at least 80% of its assets in common stocks of domestic companies that generate at least one-third of their annual sales or net income from operations conducted outside the United States.

Availability of Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available at the SEC’s website at www.sec.gov. The Funds’ Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (i) redemption fees on short-term redemptions and (ii) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

TrendStar Small-Cap Fund	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Expenses Paid During Period* October 1, 2006 - March 31, 2007
Actual	$1,000.00	$1,102.90	$7.17
Hypothetical **	$1,000.00	$1,018.12	$6.88

* Expenses are equal to the Fund’s annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

TrendStar American Endeavor Fund	Beginning Account Value October 1, 2006	Ending Account Value March 31, 2007	Expenses Paid During Period* October 1, 2006 - March 31, 2007
Actual	$1,000.00	$1,075.18	$7.24
Hypothetical **	$1,000.00	$1,017.95	$7.04

* Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

** Assumes a 5% annual return before expenses.

Actual Expenses

The first line of the table above provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Funds would increase your expenses.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments
March 31, 2007 - (Unaudited)

Common Stocks - 99.53%	Shares	Value

Aerospace & Defense - 2.88%
Mercury Computer Systems, Inc. (a)	414,746	$ 5,752,527

Airlines - 1.81%
JetBlue Airways Corp. (a)	315,483	3,631,209

Automobiles - 1.89%
Monaco Coach Corp.	237,424	3,782,164

Capital Markets - 2.78%
Waddell & Reed Financial, Inc. - Class A	172,500	4,022,700
W.P. Stewart & Co, Ltd.	151,950	1,530,137
		5,552,837

Commercial Banks - 6.48%
BankAtlantic Bancorp, Inc. - Class A	303,050	3,321,428
Boston Private Financial Holdings, Inc.	193,893	5,413,493
Wilmington Trust Corp.	100,275	4,228,597
		12,963,518

Commercial Services & Supplies - 4.57%
CRA International, Inc. (a)	84,224	4,394,808
Gevity HR, Inc.	240,909	4,755,544
		9,150,352

Communications Equipment - 2.78%
Black Box Corp.	152,322	5,565,846

Diversified Financial Services - 2.07%
Jack Henry & Associates, Inc.	172,100	4,139,005

Electric Lighting & Wiring Equipment - 1.84%
Color Kinetics, Inc. (a)	63,462	1,233,067
Daktronics, Inc.	89,100	2,444,904
		3,677,971

Electronic Equipment & Instruments - 2.47%
Benchmark Electronics, Inc. (a)	190,487	3,935,461
Plexus Corp. (a)	59,034	1,012,433
		4,947,894

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
March 31, 2007 - (Unaudited)

Common Stocks - 99.53% - continued	Shares	Value

Health Care Equipment & Supplies - 18.32%
Affymetrix, Inc. (a)	139,576	$ 4,197,050
Analogic Corp.	81,329	5,113,968
Bio-Reference Laboratories, Inc. (a)	186,013	4,724,730
Biosite, Inc. (a)	101,213	8,498,856
ICU Medical, Inc. (a)	171,551	6,724,799
PolyMedica Corp.	174,969	7,406,438
		36,665,841

Health Care Providers & Services - 9.12%
AMERIGROUP Corp. (a)	183,650	5,582,960
AmSurg Corp. (a)	275,184	6,739,256
Centene Corp. (a)	282,600	5,931,774
		18,253,990

Hotels, Restaurants & Leisure - 2.56%
Steiner Leisure, Ltd. (a)	113,749	5,116,430

Household Durables - 5.21%
Ethan Allen Interiors, Inc.	154,150	5,447,661
WCI Communities, Inc. (a)	232,875	4,969,553
		10,417,214

IT Services - 2.91%
CACI International, Inc. - Class A (a)	124,300	5,824,698

Leisure Equipment & Products - 0.38%
Shuffle Master, Inc. (a)	41,400	755,550

Media - 2.55%
Arbitron, Inc.	108,675	5,102,291

Mining & Quarrying of Nonmetallic Minerals - 1.49%
USEC, Inc. (a)	183,100	2,975,375

Pharmaceutical - 2.01%
Bradley Pharmaceuticals, Inc. (a)	209,999	4,029,881

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar Small-Cap Fund
Schedule of Investments - continued
March 31, 2007 - (Unaudited)

Common Stocks - 99.53% - continued	Shares	Value

Semiconductors - 7.91%
Cree, Inc. (a)	350,250	$ 5,765,115
DSP Group, Inc. (a)	144,733	2,749,927
IXYS Corp. (a)	442,210	4,523,808
OmniVision Technologies, Inc. (a)	214,952	2,785,778
		15,824,628

Semiconductor Equipment - 7.28%
Cabot Microelectronics Corp. (a)	136,709	4,581,119
Photronics, Inc. (a)	258,504	4,019,737
Varian Semiconductor Equipment Associates, Inc. (a)	111,871	5,971,674
		14,572,530

Services - Home Health Care Services - 1.28%
Gentiva Health Services, Inc. (a)	127,300	2,567,641

Services - Computer Integrated Systems Design - 1.08%
Merge Technologies, Inc. (a)	445,143	2,167,846

Services - Health Care Management Consulting Services - 2.51%
inVentiv Health, Inc. (a)	131,200	5,023,648

Specialty Retail - 3.11%
Barnes & Noble, Inc.	157,850	6,227,182

Transportation - 2.24%
Forward Air Corp.	136,398	4,484,766

TOTAL COMMON STOCKS (Cost $196,867,649)		199,172,834

Cash Equivalents - 0.35%
Fidelity Institutional Prime Money Market Portfolio, 5.21% (b)	709,677	709,677

TOTAL CASH EQUIVALENTS (Cost $709,677)		709,677

TOTAL INVESTMENTS (Cost $197,577,326) - 99.88%		$ 199,882,511

Other assets less liabilities - 0.12%		230,254

TOTAL NET ASSETS - 100.00%		$ 200,112,765

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at March 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments
March 31, 2007 - (Unaudited)

Common Stocks - 99.78%	Shares	Value

Auto Components - 4.68%
Gentex Corp.	31,400	$ 510,250
Johnson Controls, Inc.	9,000	851,580
		1,361,830

Beverages - 3.93%
PepsiCo, Inc.	10,700	680,092
The Coca-Cola Co.	9,700	465,600
		1,145,692

Capital Markets - 4.73%
Morgan Stanley	7,000	551,320
The Goldman Sachs Group, Inc.	4,000	826,520
		1,377,840

Chemicals - 3.59%
Sigma-Aldrich Corp.	25,200	1,046,304

Communications Equipment - 3.01%
Cisco Systems, Inc. (a)	34,300	875,679

Computers & Peripherals - 1.42%
Dell, Inc. (a)	17,800	413,138

Computer Storage Devices - 2.36%
SanDisk Corp. (a)	15,700	687,660

Consulting Services - 0.96%
SAIC, Inc. (a)	16,200	280,584

Consumer Electronics - 2.01%
Harman International Industries, Inc.	6,100	586,088

Electronic Equipment & Instruments - 1.99%
Jabil Circuit, Inc.	27,100	580,211

Food Products - 2.97%
Wm. Wrigley Jr. Co.	17,000	865,810

Health Care Equipment & Supplies - 6.29%
Beckman Coulter, Inc.	9,500	606,955
C.R. Bard, Inc.	12,700	1,009,777
Zimmer Holdings, Inc. (a)	2,500	213,525
		1,830,257

Hotels, Restaurants & Leisure - 9.13%
Carnival Corp.	16,200	759,132
McDonald's Corp.	24,500	1,103,725

Yum! Brands, Inc.	13,800	797,088
2,659,945

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
March 31, 2007 - (Unaudited)

Common Stocks - 99.78% - continued	Shares	Value

Household Products - 5.83%
Colgate-Palmolive Co.	12,600	$ 841,554
Kimberly-Clark Corp.	12,500	856,125
		1,697,679

Insurance - 6.39%
AFLAC, Inc.	20,100	945,906
American International Group, Inc.	13,600	914,192
		1,860,098

Personal Products - 3.24%
The Proctor & Gamble Co.	14,917	942,157

Pharmaceuticals - 9.28%
Johnson & Johnson	13,700	825,562
Pfizer, Inc.	8,100	204,606
Schering-Plough Corp.	38,100	971,931
Wyeth	14,000	700,420
		2,702,519

Semiconductors - 7.51%
Altera Corp. (a)	29,100	581,709
Intel Corp.	26,700	510,771
International Rectifier Corp. (a)	2,900	110,809
Intersil Corp. - Class A	29,600	784,104
Netlogic Microsystems, Inc. (a)	7,500	199,650
		2,187,043

Semiconductor Equipment - 2.81%
Applied Materials, Inc.	44,600	817,072

Services - Computer Integrated Design - 1.96%
Yahoo! Inc. (a)	18,200	569,478

Services - Prepackaged Software - 0.83%
Electronic Arts, Inc. (a)	4,800	241,728

Software - 6.13%
Citrix Systems, Inc. (a)	14,400	461,232
Microsoft Corp.	31,700	883,479
Symantec Corp. (a)	25,396	439,351

		1,784,062

Specialty Retail - 7.17%
Tiffany & Co.	22,900	1,041,492
Weight Watchers International, Inc.	22,700	1,046,243
		2,087,735

Transportation - 1.56%
Expeditors International of Washington, Inc.	11,000	454,520

TOTAL COMMON STOCKS (Cost $24,686,238)		29,055,129

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
TrendStar American Endeavor Fund
Schedule of Investments - continued
March 31, 2007 - (Unaudited)

	Shares	Value
Cash Equivalents - 0.13%
Fidelity Institutional Prime Money Market Portfolio, 5.21% (b)	36,176	$ 36,176

TOTAL CASH EQUIVALENTS (Cost $36,176)		36,176

TOTAL INVESTMENTS (Cost $24,722,414) - 99.91%		$ 29,091,305

Other assets less liabilities - 0.09%		27,210

TOTAL NET ASSETS - 100.00%		$ 29,118,515

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at March 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Assets and Liabilities
March 31, 2007 - (Unaudited)

	TrendStar	TrendStar
	Small-Cap	American Endeavor
	Fund	Fund
Assets:
Investments in securities:
At cost	197,577,326	$ 24,722,414
At value	$199,882,511	$ 29,091,305

Receivable for investments sold	1,225,261	41,955
Receivable for fund shares sold	58,965	857
Dividends receivable	28,390	18,486
Interest receivable	1,546	586
Total assets	201,196,673	29,153,189

Liabilities:
Payable for investments purchased	757,287	-
Payable for fund shares redeemed	98,471	-
Payable to Advisor	109,873	17,142
Payable to Administrator	118,277	17,532
Total liabilities	1,083,908	34,674

Net Assets:	$200,112,765	$ 29,118,515

Net Assets consist of:
Paid in capital	$183,001,478	$ 25,548,562
Accumulated undistributed net investment income (loss)	(866,603)	5,917
Accumulated undistributed net realized gain (loss) on investments	15,672,705	(804,855)
Net unrealized appreciation on investments	2,305,185	4,368,891

	$200,112,765	$ 29,118,515

Shares outstanding (unlimited number of shares authorized)	16,322,150	2,453,435

Net asset value, offering and redemption
price per share	$ 12.26	$ 11.87

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Operations
For the Six Months ended March 31, 2007 - (Unaudited)

	TrendStar	TrendStar
	Small- Cap	American Endeavor
	Fund	Fund
Investment Income:
Dividend income	$636,442	$ 198,836
Interest income	22,353	11,738
Total Income	658,795	210,574

Expenses:
Investment Advisor fee (a)	724,730	102,933
Administration expenses (a)	787,344	102,933
CCO Expense	11,435	1,475
Interest Expense	12,104	-
Total Expenses	1,535,613	207,341
Expenses waived by Advisor (a)	-	(1,478)
Total operating expenses	1,535,613	205,863
Net Investment Income (Loss)	(876,818)	4,711

Realized & Unrealized Gain
Net realized gain (loss) on investment securities	15,742,332	(722,045)
Change in unrealized appreciation (depreciation) on investment securities	7,735,703	2,765,556
Net realized and unrealized gain on investment securities	23,478,035	2,043,511
Net increase in net assets resulting from operations	$ 22,601,217	$ 2,048,222

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar Small-Cap Fund
	For the
	Six Months ended	For the
	March 31, 2007	Year ended
	(Unaudited)	September 30, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$ (876,818)	$ (1,864,186)
Net realized gain on investment securities	15,742,332	25,342,083
Change in unrealized appreciation (depreciation)
on investment securities	7,735,703	(16,828,219)
Net increase in net assets resulting from operations	22,601,217	6,649,678
Distributions:
From net realized gain	(20,841,654)	(4,501,223)
Total distributions	(20,841,654)	(4,501,223)
Capital Share Transactions:
Proceeds from shares sold	16,553,479	121,252,905
Reinvestment of distributions	20,644,897	4,448,557
Amount paid for Fund shares repurchased	(74,087,790)	(85,805,633)
Net increase in net assets resulting
from capital share transactions	(36,889,414)	39,895,829
Total Increase (Decrease) in Net Assets	(35,129,851)	42,044,284

Net Assets
Beginning of period	235,242,616	193,198,332

End of period	$ 200,112,765	$ 235,242,616

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$ (866,603)	$ 10,215

Capital Share Transactions
Shares sold	1,342,707	9,639,671
Shares issued in reinvestment of distributions	1,717,545	363,741
Shares repurchased	(6,042,468)	(6,875,859)

Net increase (decrease) from capital share transactions	(2,982,216)	3,127,553

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Statements of Changes In Net Assets

	TrendStar American Endeavor Fund
	For the
	Six Months ended	For the
	March 31, 2007	Year ended
	(Unaudited)	September 30, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ 4,711	$ (16,105)
Net realized gain (loss) on investment securities	(722,045)	23,175
Change in unrealized appreciation
on investment securities	2,765,556	824,253
Net increase in net assets resulting from operations	2,048,222	831,323
Distributions:
From net investment income	-	(21,051)
From net realized gain	-	(502,503)
Total distributions	-	(523,554)
Capital Share Transactions:
Proceeds from shares sold	2,829,865	6,975,553
Reinvestment of distributions	-	523,490
Amount paid for Fund shares repurchased	(2,846,331)	(6,920,245)
Net increase (decrease) in net assets resulting
from capital share transactions	(16,466)	578,798
Total Increase in Net Assets	2,031,756	886,567

Net Assets
Beginning of period	27,086,759	26,200,192

End of period	$ 29,118,515	$ 27,086,759

Accumulated undistributed net
investment income included
in net assets at end of period	$ 5,917	$ 1,206

Capital Share Transactions
Shares sold	238,762	642,701
Shares issued in reinvestment of distributions	-	47,851
Shares repurchased	(239,429)	(634,817)

Net increase from capital share transactions	(667)	55,735

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period
	TrendStar Small-Cap Fund

	For the	For the	For the	For the
	Six Months ended	Year ended	Year ended	period ended
	March 31, 2007	September	September	September
	(Unaudited)	30, 2006	30, 2005	30, 2004(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 12.19	$ 11.94	$ 10.48	$ 10.00
Income from investment operations
Net investment (loss)	(0.05)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain	1.28	0.59	1.68	0.53
Total from investment operations	1.23	0.49	1.61	0.48
Less Distributions to Shareholders:
From net realized gain	(1.16)	(0.24)	(0.15)	-
Total distributions to shareholders	(1.16)	(0.24)	(0.15)	-

Net asset value, end of period	$ 12.26	$ 12.19	$ 11.94	$ 10.48

Total Return (b)	10.29%(c)	4.08%	15.37%	4.80%(c)

Ratios and Supplemental Data
Net assets, end of period	$ 200,112,765	235,242,616	$193,198,332	$72,598,859
Ratio of expenses to average net assets	1.37%(d)	1.36%	1.39%	1.40%(d)
Ratio of expenses to average net assets before waiver & reimbursement	1.37%(d)	1.36%	1.39%	1.44%(d)
Ratio of net investment (loss) to average net assets	(0.78)% (d)	(0.76)%	(0.90)%	(0.81)% (d)
Ratio of net investment (loss) to average net assets before waiver & reimbursement	(0.78)% (d)	(0.76)%	(0.90)%	(0.85)% (d)
Portfolio turnover rate	13.04%	37.21%	11.92%	14.29%

(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds
Financial Highlights
For a Fund share outstanding during each period
	TrendStar American Endeavor Fund
	For the	For the	For the	For the
	Six Months ended	September Year	September Year	September period
	March 31, 2007	ended	ended	ended
	(Unaudited)	30, 2006	30, 2005	30, 2004(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 11.04	$ 10.92	$ 9.84	$ 10.00
Income from investment operations
Net investment income (loss)	-	(0.01)	0.01	(0.03)
Net realized and unrealized gain (loss)	0.83	0.35	1.10	(0.13)
Total from investment operations	0.83	0.34	1.11	(0.16)
Less Distributions to Shareholders:
From net investment income	-	(0.01)	(0.01)	-
From net realized gain	-	(0.21)	(0.02)	-
Total distributions to shareholders	-	(0.22)	(0.03)	-

Net asset value, end of period	$ 11.87	$ 11.04	$ 10.92	$ 9.84

Total Return (b)	7.52%(c)	3.15%	11.26%	(1.60)% (c)

Ratios and Supplemental Data
Net assets, end of period	$ 29,118,515	$ 27,086,759	$ 26,200,192	$ 23,183,200
Ratio of expenses to average net assets	1.40%(d)	1.40%	1.40%	1.40%(d)
Ratio of expenses to average net assets before waiver & reimbursement	1.41%(d)	1.46%	1.54%	1.41%(d)
Ratio of net investment income (loss) to average net assets	0.03%(d)	(0.06)%	0.13%	(0.40)% (d)
Ratio of net investment income (loss) to average net assets before waiver &
reimbursement	0.02%(d)	(0.12)%	(0.01)%	(0.41)% (d)
Portfolio turnover rate	10.29%	13.44%	11.68%	10.60%
(a) October 31, 2003 (Commencement of Operations) through September 30, 2004.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 1.	ORGANIZATION

TrendStar Investment Trust is a statutory business trust organized under Delaware law on July 23, 2003 and is operating as an open-end management investment company of the series type. The Trust was originally organized as the Sirius Investment Trust, but changed its name to TrendStar Investment Trust on or about October 2, 2003. Prior to October 31, 2003, the Trust did not engage in operations other than to attend to organizational matters, which included the sale of 5,000 shares of each series offered by the Trust, and the registration of its shares. The Trust's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of series (“Funds”), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust offers two series of shares; TrendStar Small-Cap Fund (“Small-Cap Fund”) and the TrendStar American Endeavor Fund (“American Endeavor Fund”). Each Fund is a diversified Fund. Each Fund commenced investment operations on October 31, 2003. The investment objective of each Fund is to achieve long-term growth of capital with income as a secondary consideration.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the company to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- There is no provision for federal income tax. Each Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Security Transactions and Related Income- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Dividends and Distributions- The Small-Cap Fund and American Endeavor Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

TrendStar Advisors, LLC (the Advisor) manages the investment portfolio and the general business affairs of each Fund pursuant to an investment advisory agreement with the Trust (the Advisory Agreement). Certain officers and Trustees of the Funds are also officers and Trustees of the Advisor. Under the terms of the Advisory Agreement, the Advisor manages the investment operations of each Fund in accordance with the Fund's investment policies and restrictions. The Advisor furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of each Fund. At all times the Advisor's actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the first $100 million in average daily net assets of each Fund and 0.60% on average daily net assets over $100 million. For the six months ended March 31, 2007, the Advisor earned a fee of $724,730 and $102,933 from the Small-Cap Fund and the American Endeavor Fund, respectively. At March 31, 2007, the Small-Cap Fund and the American Endeavor Fund owed the Advisor $109,873 and $17,142, respectively, for its advisory services.

The Advisor has voluntarily agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.40% of average daily net assets. For the six months ended March 31, 2007 the Advisor waived fees in the amount of $1,477 for the American Endeavor Fund. The Advisor may terminate this voluntary agreement at any time. The Advisor has entered into an agreement with the Trust that allows the Advisor to recover operational expenses waived and/or reimbursed for a period of three years after the waiver/reimbursement, but only to the extent that such recovery can be made without exceeding a Fund s expense cap of 1.40%.

The waived fees related to operating expenses subject to recovery, at September 30, 2006 were as follows:

Fund            Amount To be repaid by September 30,

American Endeavor Fund	$ 2,794	2007
33,848	2008
14,167	2009

For the six months ended March 31, 2007, $1,477 is also available for recovery for the American Endeavor Fund.

Effective August 1, 2005, the Trust also entered into an Administrative Services Agreement with the Advisor, under which the Advisor is responsible for providing, or arranging to provide, essentially all necessary operational services to the Funds, and paying essentially all operating expenses of the Funds. Those services and expenses include, but are not limited to, transfer agency, fund accounting, fund administration, legal, custody, independent auditing, regulatory filings and filing fees, insurance, fidelity bonds, and other operational expenses. The only Fund or Trust expenses not covered under the agreement are chief compliance officer services, brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses.

Pursuant to the terms of the agreement, the fees payable to the Advisor under the administrative services agreement are as set forth in the table below.

Total Trust Assets	Annual Fee Rate
From $0 to $300 million	0.70%
Greater than $300 million to $500 million	0.65%
Greater than $500 million	0.60%

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Each fund bears its pro-rata share of expenses, which for the six months ended March 31, 2007, amounted to $787,344 and $102,932 for the Small-Cap Fund and American Endeavor Fund, respectively. As of March 31, 2007, the Funds owed TrendStar $118,277 and $17,532, for the Small-Cap Fund and American Endeavor Fund, respectively, for administration services.

The Advisor may itself provide the services set forth in the agreement to the Funds, or it may, subject to the supervision and prior approval of the Board, engage third parties to provide such services. The Advisor is responsible for paying any third parties so engaged from its own resources. The Advisor, with the Board's express prior consent, currently has engaged the following unaffiliated third parties to provide transfer agency, fund accounting, custody, principal underwriting, and independent audit services to the Funds. The Advisor pays all such parties out of the fees it receives under the Administrative Services Agreement.

Transfer Agency and Fund Accounting: With the Board's express prior consent, the Advisor has engaged Unified Fund Services, Inc. (“Unified”), 431 N. Pennsylvania Street, Indianapolis, IN 46204, to perform certain transfer, dividend paying, shareholder servicing, and fund accounting agent functions for the Trust pursuant to a written agreement with the Advisor and the Trust. Unified maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. Unified also performs certain fund accounting and administrative tasks for the Funds pursuant to a written agreement with the Advisor and the Trust.

Each Fund retains Unified Financial Securities, Inc., (the Distributor) a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the Distributor by the Funds for the six months ended March 31, 2007.

Custody: With the Board's express prior consent, the Advisor has engaged Huntington National Bank, 41 South High Street, Columbus, Ohio 43215 (the Custodian) to serve as custodian of the cash and securities of each Fund. The Custodian holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders.

For the services rendered on behalf of the Trust, the Advisor pays the Custodian an annual fee, paid monthly, based on the average net assets of the Funds, as determined by valuations made as of the close of each business day of the month.

Principal Underwriter: With the Board's express prior consent, the Advisor has engaged Unified Financial Securities, Inc. (the “Underwriter”), 431 N. Pennsylvania Street, Indianapolis, IN 46204, acts as the principal underwriter of the Funds’ shares pursuant to a written agreement with the Advisor and the Trust (“Distribution Agreement”) The Underwriter is a wholly-owned subsidiary company of Unified.

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Pursuant to the Distribution Agreement, the Underwriter facilitates the registration of the Funds’ shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, the Underwriter is not paid an annual fee. Its services are provided as part of the overall package of services provided by Unified. The Underwriter may retain certain underwriting concessions from the sale of Fund shares.

Independent Public Accounting/ Audit Services: With the Board's express prior consent, the Advisor has engaged Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), 800 Westpoint Parkway, Suite 1100, Westlake, OH 44145, has served as the Trust's independent registered public accounting firm since the Trust's inception and has been selected to audit the Trust's financial statements for the Trust's Fiscal year ending September 30, 2007.

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 4.	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of March 31, 2007, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At March 31, 2007, the aggregate cost of securities for federal income tax purposes was $197,577,326 and $24,722,414 for the Small-Cap Fund and the American Endeavor Fund, respectively.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2007, Charles Schwab & Co., Inc. held 66.42% and 89.42% of the Small-Cap Fund and the American Endeavor Fund, respectively, in an omnibus account for the benefit of its customers. As of March 31, 2007, an officer of the Trust held 3.67% of the American Endeavor Fund.

TrendStar Funds

Notes to the Financial Statements

March 31, 2007 – (Unaudited)

NOTE 7.	DISTRIBUTIONS TO SHAREHOLDERS

Small-Cap Fund. The Small-Cap Fund paid long-term and short-term capital gain dividends totaling $0.238513 per share on December 27, 2005 to shareholders of record on December 28, 2005.

The tax characterization of distributions for the fiscal years ended September 30, 2006 and 2005 were as follows:

The Small-Cap Fund paid long-term and short-term capital gain dividends totaling $1.1612 per share or $20,841,654 on December 15, 2006 to shareholders of record on December 14, 2006.

American Endeavor Fund. The American Endeavor Fund paid an ordinary income dividend of $0.008915 per share and short term and long term capital gain dividends totaling $0.212807 per share on December 28, 2005 to shareholders of record on December 27, 2005.

The tax characterization of distributions for the fiscal years ended September 30, 2006 and 2005 were as follows:

There were no distributions paid for the six months ended March 31, 2007.

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $48,993 for the Small-Cap Fund and post-October losses in the amount of $145,380 for the American Endeavor Fund.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge, upon request: (1) by calling the Fund at (888) 747-4872; and (2) on the Commission’s website at www.sec.gov.

TRUSTEES

P. Bradley Adams, Chairman

Thomas W. Laming

James R. McBride

Robert C. Klemkosky

Kim A. Wilcox

OFFICERS

Thomas W. Laming, President

James R. McBride, Treasurer

Kyle R. Bubeck, Secretary

David D. Jones, Drake Compliance, LLC., Chief Compliance Officer

INVESTMENT ADVISOR & ADMINISTRATOR

TrendStar Advisors, LLC.

7300 College Blvd. Suite 308

Overland Park, KS 66210

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

David Jones & Associates, P.C.

395 Sawdust Rd. #2148

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

SUB-ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Funds prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders. NOT APPLICABLE – registrant did not submit matters to a vote of security holders during the period

Item 11. Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of June 4, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)          There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable – filed with annual report

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TrendStar Investment Trust

By	/s/ Thomas W. Laming
Thomas W. Laming, President

Date	6/1/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas W. Laming
Thomas W. Laming, President

Date	6/1/07

By	/s/ James R. McBride

James R. McBride, Treasurer

Date	6/1/07